UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2022

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)
8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
At the annual meeting of stockholders (“Annual Meeting”) of iRobot Corporation (the “Company”) held on May 27, 2022, the Company’s stockholders approved an amendment (“Plan Amendment”) to the iRobot Corporation 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the maximum number of shares of common stock, par value $0.01 (“Common Stock”), reserved and issuable under the 2018 Plan by 900,000 shares.

A summary of the Plan Amendment is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2022, as supplemented by the Supplement to Proxy Statement dated May 13, 2022 (collectively, “Proxy Statement”), in connection with the Annual Meeting under the heading “Proposal 6 - Approval of an Amendment to the 2018 Stock Option and Incentive Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan and the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
iRobot Corporation (the "Company") held its 2022 annual meeting of stockholders on May 27, 2022 to consider and vote on the matters listed below. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2022. The final voting results from the meeting are set forth below.

Proposal 1

Mohamad Ali and Ruey-Bin Kao were elected as Class II members to the Board of Directors of the Company (the “Board of Directors”), each to serve for a three-year term and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal, and Karen Golz was elected as a Class III member to the Board of Directors, to serve for a one-year term and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. Votes were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Mohamad Ali	15,323,089	3,192,176	88,567	3,701,832
Ruey-Bin Kao	15,824,081	2,693,321	86,430	3,701,832
Karen Golz	15,811,518	2,708,014	84,300	3,701,832

Proposal 2

The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the 2022 fiscal year was ratified. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
21,480,086	784,666	40,912	0

Proposal 3

The amendments to the Company's amended and restated certificate of incorporation to eliminate supermajority voting standards were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
18,491,741	87,623	24,468	3,701,832

Proposal 4

The amendments to the Company's amended and restated certificate of incorporation to declassify the Board of Directors were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
18,405,591	168,161	30,080	3,701,832

Proposal 5

The amendments to the Company's amended and restated certificate of incorporation to eliminate the prohibition on stockholders' ability to call a special meeting were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
18,508,215	60,878	34,739	3,701,832

Proposal 6

As discussed in Item 5.02 above, the Plan Amendment to increase the maximum number of shares of Common Stock reserved and issuable under the 2018 Plan was approved. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
16,362,265	2,169,158	72,409	3,701,832

Proposal 7

The non-binding, advisory proposal to approve the compensation of our named executive officers was approved. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
14,647,700	3,827,370	128,762	3,701,832

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Second Amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iROBOT CORPORATION

Date: June 1, 2022	By:	/s/ Glen D. Weinstein
	Name:	Glen D. Weinstein
	Title:	Executive Vice President, Chief Legal Officer and Secretary